TRUEBLUE, INC. RESTRICTED STOCK GRANT NOTICE & ACKNOWLEDGEMENT (“Grant Notice”) (TrueBlue 2016 Omnibus Incentive Plan as Amended and Restated) TrueBlue, Inc. (the “Company”), pursuant to its TrueBlue 2016 Omnibus Incentive Plan as Amended and Restated (the “Plan”), grants to Participant named below, as of the Date of Grant, the number of shares of the Company’s common stock set forth below. The shares granted hereunder are subject to certain vesting and transfer restrictions as set forth below and are referred to herein as “Restricted Stock.” The Restricted Stock is subject to all of the Restricted Stock Grant Terms and Conditions, attached hereto, and to the terms of the Plan, both of which are incorporated by reference herein in their entirety. Copies of the Plan are available upon request. Participant: «Full_Name» Number of Shares of Restricted Stock Granted: «Shares» Date of Grant: February 7, 2020 Grant Notice Confirmation Date: March 7, 2020 Vesting Terms: Three‐Year Vesting. The Restricted Stock vests in three equal installments. One third of the Restricted Stock will vest on each successive annual anniversary of the Date of Grant, becoming 100% vested on the third annual anniversary of the Date of Grant, so long as you are employed with the Company or a subsidiary or affiliate of the Company at such time. Additional Terms/Acknowledgements: Unless Participant contacts the Company’s Chief Legal Officer’s office in writing within 30 days of the date of this Grant Notice, Participant acknowledges receipt of, and understands and agrees to, this Grant Notice and the attached Restricted Stock Grant Terms and Conditions, and understands that a copy of the Plan is available upon request. Participant further acknowledges that as of the Date of Grant, this Grant Notice, the Restricted Stock Grant Terms and Conditions, and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of the Restricted Stock granted hereunder and supersede all prior oral and written agreements on that subject. Establishing a brokerage account as set forth below and/or accepting the Restricted Stock granted hereunder shall constitute agreement to the terms above and any other referenced terms. Brokerage Account: Participant agrees to establish and maintain a brokerage account with a financial institution designated by the Company, which is currently Merrill Lynch. The Participant will not be able to accept the award or sell any shares vested under this agreement until such a brokerage account is created. TRUEBLUE, INC. By: Signature Name: James E. Defebaugh Title: EVP, Chief Legal Officer Date: February 7, 2020 ATTACHMENTS: Restricted Stock Grant Terms and Conditions

RESTRICTED STOCK GRANT TERMS AND CONDITIONS Pursuant to your Restricted Stock Grant Notice & Acknowledgment (“Grant Notice”) and these Restricted Stock Grant Terms and Conditions, TrueBlue, Inc. (the “Company”) has granted to you under its TrueBlue 2016 Omnibus Incentive Plan as Amended and Restated (the “Plan”) the number of shares of the Company’s common stock (“Shares”) indicated in your Grant Notice. The Shares are subject to certain vesting restrictions and are referred to herein as “Restricted Stock.” Defined terms not explicitly defined in these Restricted Stock Grant Terms and Conditions, but defined in the Plan, shall have the same definitions as in the Plan. The definitions of “Cause,” “Terminate for Good Reason,” and “Change of Control” shall be the same as set forth in the Participant’s Employment Agreements (defined below). Subject to the limitations contained herein, the provisions of your employment agreement, and, if applicable, any change in control agreement between you and the Company, (the “Employment Agreements”) shall supersede and control any conflict between the (a) Employment Agreements and (b) the Grant Notice or these Restricted Stock Grant Terms and Conditions. The details of your award are as follows: 1. VESTING AND FORFEITURE OF RESTRICTED STOCK. (a) Termination of Employment. Subject to the limitations contained herein, you will vest in your Restricted Stock as provided in your Grant Notice, provided that vesting will cease upon the termination of your employment with the Company and its subsidiaries and affiliates. Any Restricted Stock in which you are not vested when you terminate employment with the Company and its subsidiaries and affiliates shall be forfeited and ownership of such Shares shall return to the Company on your employment termination date. (b) Change of Control. If there is a Change of Control while you are employed by the Company or any subsidiary or affiliate of the Company, and you are terminated without Cause or you Terminate for Good Reason, your Restricted Stock shall become immediately 100% vested upon such Change of Control and subsequent termination. (c) Retirement. If you retire (voluntarily terminate your employment) from the Company, and are: (i) at least 55 years of age, and (ii) have completed 10 years of service with the Company, then at the time of your termination, Shares that would normally vest at the next scheduled vesting will be prorated based on the days worked since the last vesting date and released to you within 30 days of your termination of employment. 2. NUMBER OF SHARES OF RESTRICTED STOCK. The number of Shares of Restricted Stock referenced in your Grant Notice may be adjusted from time to time for changes in the Company’s capital structure at the Board’s sole discretion, as provided in the Plan. 3. OWNERSHIP AND TAXATION UPON VESTING IN RESTRICTED STOCK. (a) Until you vest in your Restricted Stock, the Restricted Stock shall be held by the Company on your behalf. Your ownership of the Restricted Stock shall be evidenced by a stock certificate, appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company, or other appropriate means as determined by the Company. In the event ownership of Shares is prohibited due to foreign exchange, securities regulations, or other provisions of applicable law, you or, in the event of your death, your legal representative, shall receive cash proceeds in an amount equal to the value of the Shares otherwise distributable to you upon vesting in the Restricted Stock, net of the satisfaction of the requirements of Section 3(b) below. (b) Upon vesting in your Restricted Stock, you shall pay, or make adequate arrangements satisfactory to the Company or a subsidiary or affiliate of the Company to pay, any sums required to satisfy the federal, state, local, and foreign tax withholding obligations of the Company or a subsidiary or affiliate of the Company, if any, which arise in connection with your vesting in the Restricted Stock. You hereby authorize the Company (or a subsidiary or affiliate of the Company that employs you), at the time your Restricted Stock becomes vested or at any time thereafter, to withhold from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for, sums to satisfy the required tax withholdings. Alternatively, or in addition, if permissible under local law, the Company may (i) sell or arrange for the sale of a portion of the Restricted Stock to satisfy the withholding obligation and/or (ii) reclaim ownership of a portion of the Restricted Stock, provided that the Company shall retake ownership in only the amount of Shares necessary to satisfy the minimum withholding amount. You shall pay to the Company (or the subsidiary or affiliate of the Company that employs you) any amount needed to pay the tax withholding obligations that cannot be satisfied by the means previously described. The Company may refuse to release the transfer restrictions on the Restricted Stock if you fail to meet your tax withholding obligations. (c) In lieu of releasing restrictions on fractional Shares, on the vesting of a fraction of a Share, the Company shall vest the entire Share where the fraction represents 0.5 or more of the Share and shall not vest any of the Share where such fraction represents less than 0.5 of the Share. (d) Until your Restricted Stock is evidenced by a stock certificate, appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company, or other appropriate means, you shall have no right to vote or receive dividends or any other rights as a shareholder with respect to such Shares. No adjustment will be made for a dividend or other right for which the record date is prior to the date you are recorded as the owner of the Shares, unless the Committee provides you with a dividend equivalent right pursuant to Section 4 of the Plan. (e) By accepting the Grant Notice through accepting the Restricted Stock grant at the Merrill Lynch website, you agree not to sell any of the Shares in which you become vested at a time when applicable laws or Company policies prohibit a sale. 4. TRANSFERABILITY. Your right in the Restricted Stock awarded under the Grant Notice and any interest therein may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, other than by will or by the laws of descent or distribution, prior to the vesting in respect of such Restricted Stock. 5. RESTRICTED STOCK AWARD NOT A SERVICE CONTRACT. Your award of Restricted Stock is not an employment or service contract, and nothing in your award shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or a subsidiary or affiliate of the Company, or any obligation on the part of the Company or a subsidiary or affiliate of the Company to continue your employment. In addition, nothing in your award shall obligate the Company or a subsidiary or affiliate of the Company, their respective shareholders, boards of directors, officers, or employees to continue any relationship that you might have as a Director or Consultant for the Company or a subsidiary or affiliate of the Company. 6. GOVERNING PLAN DOCUMENT. Your Restricted Stock award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your award, and is further subject to all interpretations, amendments, rules, and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your award or your Employment Agreements and those of the Plan, the provisions of the Plan shall control. 7. STOCKHOLDER RIGHTS. You will be deemed to be the holder of, and will have all of the rights of a holder with respect to, any Shares and with respect to your Restricted Stock once your ownership of such Shares or Restricted Stock is evidenced as set forth in Section 3 above, even if you have not vested in your Restricted Stock, provided, however, that any dividends paid or distributions made on Restricted Stock in which you are not vested shall be subject to the same vesting schedule as the Restricted Stock upon which the dividend is paid or distribution made, and the Restricted Stock shall be subject to transfer restrictions as set forth in Section 4 above. 8. GOLDEN PARACHUTE TAXES. In the event that any amounts paid or deemed paid to you pursuant to the Grant Notice are deemed to constitute “excess parachute payments” as defined in Section 280G of the Code (taking into account any other payments made to you under the Plan and any other compensation paid or deemed paid to you), or if you are deemed to receive an “excess parachute payment” by reason of the acceleration of vesting of your Restricted Stock granted under the Plan due to a Change of Control, the amount of such payments or deemed payments shall be reduced (or, alternatively, the number of Shares of Restricted Stock that become 100% vested shall be reduced), so that no such payments or deemed payments shall constitute excess parachute payments. The determination of whether a payment or deemed payment constitutes an excess parachute payment shall be in the sole discretion of the Company’s Board.